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Exhibit 10.6

                            Schedule to Form Interim
                          Management Agreement with NHP

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      Management Firm                 Tenant                  Known As       Location               Owner               Master Lease
      ---------------                 ------                  --------       --------               -----               ------------
Balanced Care at Hilliard,     Elder Care Operators of   Outlook Pointe at   Hilliard, OH      Nationwide Health          Migratory
Inc. and Elder Care Operators  Hilliard, LLC             Heritage Lakes                        Properties, Inc.
of Hilliard, LLC

Balanced Care at Lakemont      Elder Care Operators of   Outlook Pointe at   Bridgeville, PA   Nationwide Health          Migratory
Farms, Inc. and Elder Care     Lakemont Farms, LLC       Lakemont Farms                        Properties, Inc. and MLD
Operators of Lakemont Farms,                                                                   Delaware Trust
LLC

Balanced Care at York, Inc.    Elder Care Operators of   Outlook Pointe at   York, PA          Nationwide Health          Migratory
and Elder Care Operators of    York, LLC                 York                                  Properties, Inc. and MLD
York, LLC                                                                                       Delaware Trust
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
Balanced Care at Hagerstown,   C&G Healthcare of          Outlook Pointe at   Hagerstown, MD    Nationwide Health         Cumberland
Inc. and C&G Healthcare of     Hagerstown, L.L.C.         Hagerstown                            Properties, Inc.
Hagerstown, L.L.C.

Balanced Care at Pensacola,    C&G Healthcare of          Outlook Pointe at   Pensacola, FL     Nationwide Health         Migratory
Inc.                           Pensacola, L.L.C.          Pensacola                             Properties, Inc.

Balanced Care at Tallahassee,  C&G Healthcare of          Outlook Pointe at   Tallahassee, FL   Nationwide Health         Migratory
Inc.                           Tallahassee, L.L.C.        Tallahassee                           Properties, Inc.

Balanced Care at Teay's        C&G Healthcare of Teay's   Outlook Pointe at   Hurricane, WV     Nationwide Health         Cumberland
Valley, Inc.                   Valley, L.L.C.             Teay's Valley                         Properties, Inc.
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